UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-04049

Deutsche Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2017

ITEM 1.	REPORT TO STOCKHOLDERS

April 30, 2017

Semiannual Report
to Shareholders

Deutsche Fixed Income Opportunities Fund

Contents

3 Letter to Shareholders

5 Performance Summary

10 Portfolio Management Team

10 Portfolio Summary

12 Investment Portfolio

25 Statement of Assets and Liabilities

27 Statement of Operations

30 Statements of Changes in Net Assets

31 Financial Highlights

36 Notes to Financial Statements

55 Information About Your Fund's Expenses

57 Advisory Agreement Board Considerations and Fee Evaluation

63 Account Management Resources

65 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond and loan investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Floating rate loans tend to be rated below-investment grade and may be more vulnerable to economic or business changes than issuers with investment-grade credit. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

America’s economic expansion, now in its eighth year, continues. Much of the damage from the Great Recession appears to have been repaired, and growth, while not spectacular, has been sufficient to support a stronger labor market.

How long can this last? Our economists generally expect the economy to continue performing well this year. The labor markets should firm a bit further, and underlying inflation is edging closer to target.

Against this backdrop, the U.S. stock markets have set a series of record highs — thanks, in part, to expectations for a boost from Washington. The challenge is that the new administration is still finding its footing. So, while some combination of tax cuts, regulatory reforms, and spending increases in infrastructure and defense seems likely, the timing of implementation is unclear. It remains to be seen how the President’s legislative agenda will translate into tangible results after running the gauntlet of political procedure and bargaining.

We invite you to stay abreast of that process — and our economists’ take on the impact for the markets and investors — by visiting deutschefunds.com. The "Insights" section of our Web site offers up-to-date views on the global and domestic economies and the implications for each asset class.

Thank you, as always, for allowing us to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Performance Summary April 30, 2017 (Unaudited)

Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/17
Unadjusted for Sales Charge	2.24%	4.81%	1.58%	1.67%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–0.57%	1.93%	1.01%	1.39%
Bloomberg Barclays U.S. Aggregate Bond Index†	–0.67%	0.83%	2.27%	4.30%
ICE 3-month LIBOR Index††	0.53%	0.92%	0.44%	1.00%
Average Annual Total Returns as of 3/31/17 (most recent calendar quarter end)
Unadjusted for Sales Charge		5.97%	1.55%	1.69%
Adjusted for the Maximum Sales Charge (max 2.75% load)		3.05%	0.99%	1.41%
Bloomberg Barclays U.S. Aggregate Bond Index†		0.44%	2.34%	4.27%
ICE 3-month LIBOR Index††		0.88%	0.43%	1.04%
Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/17
Unadjusted for Sales Charge	1.98%	4.01%	0.82%	0.91%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	0.98%	4.01%	0.82%	0.91%
Bloomberg Barclays U.S. Aggregate Bond Index†	–0.67%	0.83%	2.27%	4.30%
ICE 3-month LIBOR Index††	0.53%	0.92%	0.44%	1.00%
Average Annual Total Returns as of 3/31/17 (most recent calendar quarter end)
Unadjusted for Sales Charge		5.15%	0.80%	0.93%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		5.15%	0.80%	0.93%
Bloomberg Barclays U.S. Aggregate Bond Index†		0.44%	2.34%	4.27%
ICE 3-month LIBOR Index††		0.88%	0.43%	1.04%
Class R6		6-Month‡	1-Year	Life of Class*
Average Annual Total Returns as of 4/30/17
No Sales Charges		2.39%	5.04%	2.31%
Bloomberg Barclays U.S. Aggregate Bond Index†		–0.67%	0.83%	1.20%
ICE 3-month LIBOR Index††		0.53%	0.92%	0.53%
Average Annual Total Returns as of 3/31/17 (most recent calendar quarter end)
No Sales Charges			6.07%	2.25%
Bloomberg Barclays U.S. Aggregate Bond Index†			0.44%	0.88%
ICE 3-month LIBOR Index††			0.88%	0.51%
Class S	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/17
No Sales Charges	2.50%	5.03%	1.77%	1.91%
Bloomberg Barclays U.S. Aggregate Bond Index†	–0.67%	0.83%	2.27%	4.30%
ICE 3-month LIBOR Index††	0.53%	0.92%	0.44%	1.00%
Average Annual Total Returns as of 3/31/17 (most recent calendar quarter end)
No Sales Charges		6.19%	1.75%	1.93%
Bloomberg Barclays U.S. Aggregate Bond Index†		0.44%	2.34%	4.27%
ICE 3-month LIBOR Index††		0.88%	0.43%	1.04%
Institutional Class	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/17
No Sales Charges	2.38%	5.09%	1.83%	1.92%
Bloomberg Barclays U.S. Aggregate Bond Index†	–0.67%	0.83%	2.27%	4.30%
ICE 3-month LIBOR Index††	0.53%	0.92%	0.44%	1.00%
Average Annual Total Returns as of 3/31/17 (most recent calendar quarter end)
No Sales Charges		6.25%	1.81%	1.94%
Bloomberg Barclays U.S. Aggregate Bond Index†		0.44%	2.34%	4.27%
ICE 3-month LIBOR Index††		0.88%	0.43%	1.04%

On August 1, 2016, the fund’s investment process was changed and the fund was renamed from Deutsche Ultra-Short Duration Fund. Additionally, the fund also previously changed its investment strategies on April 15, 2011. The fund’s past performance may have been different if the fund was managed using the current investment strategies and process.

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2017 are 1.02%, 1.78%, 0.87%, 0.86% and 0.75% for Class A, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Fixed Income Opportunities Fund — Class A ■ Bloomberg Barclays U.S. Aggregate Bond Index† ■ ICE 3-month LIBOR Index††

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class R6 shares commenced operations on February 2, 2015.

† Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

†† ICE (Intercontinental Exchange Inc.) 3-month LIBOR Index is an index representing the 3 month US Dollar LIBOR interest rate as the average interest rate at which a selection of banks in London are prepared to lend to one another in US dollars with a maturity of 3 months.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class C	Class R6	Class S	Institutional Class
Net Asset Value
4/30/17	$ 8.61	$ 8.61	$ 8.61	$ 8.62	$ 8.62
10/31/16	$ 8.50	$ 8.50	$ 8.50	$ 8.51	$ 8.51
Distribution Information as of 4/30/17
Income Dividends, Six Months	$ .07	$ .04	$ .08	$ .08	$ .08
Capital Gain Distributions, Six Months	$ .01	$ .01	$ .01	$ .01	$ .01
April Income Dividend	$ .0139	$ .0085	$ .0159	$ .0158	$ .0158
SEC 30-day Yield‡‡	2.50%	1.83%	2.86%	2.82%	2.82%
Current Annualized Distribution Rate‡‡	1.94%	1.18%	2.22%	2.20%	2.20%

‡‡ The SEC yield is net investment income per share earned over the month ended April 30, 2017, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.43%, 1.76%, 2.65%, 2.72%, and 2.79% for Class A, Class C, Class R6, Class S and Institutional Class, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2017. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 1.87%, 1.11%, 2.01%, 2.10%, and 2.17% for Class A, Class C, Class R6, Class S and Institutional Class, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Portfolio Management Team

John D. Ryan, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Investment industry experience began in 1993.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Roger Douglas, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2016.

— Joined Deutsche Bank in 1997. Initially working in the Global Markets division he lead the Pension and Insurance Risk Markets team in Europe, providing solutions for pension funds and insurance companies, executing several landmark transactions involving the transfer of longevity and other actuarial risks.

— Prior to that, he was a senior rates and fixed income trader and played a leadership role in the development of Deutsche Bank’s Fixed Income ETF platform.

— Master’s degree in Engineering (MEng), Cambridge University.

Rahmila Nadi, Assistant Vice President

Portfolio Manager of the fund. Began managing the fund in 2016.

— Joined Deutsche Asset Management in 2012. Prior industry experience of six years at J.P. Morgan Chase in credit portfolio trading.

— BA, Columbia University, Columbia College; MBA, S.C. Johnson Graduate School of Management at Cornell University.

Portfolio Summary (Unaudited)

Investment Portfolio as of April 30, 2017 (Unaudited)

		Principal Amount ($)(a)	Value ($)

Corporate Bonds 41.2%
Consumer Discretionary 5.5%
Ally Financial, Inc., 4.125%, 3/30/2020		600,000	614,592
Altice Financing SA, 144A, 7.5%, 5/15/2026		1,000,000	1,080,000
CCO Holdings LLC, 144A, 5.875%, 5/1/2027		1,000,000	1,063,750
Clear Channel Worldwide Holdings, Inc., Series B, 7.625%, 3/15/2020		700,000	707,875
CSC Holdings LLC:
144A, 5.5%, 4/15/2027		1,000,000	1,033,750
144A, 10.125%, 1/15/2023		800,000	928,000
CVS Pass-Through Trust, 6.036%, 12/10/2028		1,369,194	1,554,345
D.R. Horton, Inc., 3.75%, 3/1/2019		300,000	307,491
Dana, Inc., 5.375%, 9/15/2021		249,000	259,271
DISH DBS Corp., 5.125%, 5/1/2020		150,000	156,750
Newell Brands, Inc., 5.0%, 11/15/2023		2,000,000	2,133,262
			9,839,086
Consumer Staples 0.2%
Minerva Luxembourg SA, 144A, 6.5%, 9/20/2026		425,000	421,808
Energy 10.0%
Carrizo Oil & Gas, Inc., 7.5%, 9/15/2020		500,000	515,000
Cheniere Corpus Christi Holdings LLC, 144A, 7.0%, 6/30/2024		1,000,000	1,117,380
Columbia Pipeline Group, Inc., 2.45%, 6/1/2018		650,000	653,221
Energy Transfer Partners LP, 4.15%, 10/1/2020		1,150,000	1,196,680
KazMunayGas National Co. JSC:
144A, 3.875%, 4/19/2022		3,500,000	3,505,068
144A, 4.75%, 4/19/2027 (b)		1,252,000	1,244,175
Kinder Morgan, Inc., 7.0%, 6/15/2017		100,000	100,611
Noble Holding International Ltd., 5.75%, 3/16/2018 (b)		670,000	677,531
Petrobras Global Finance BV:
6.125%, 1/17/2022		374,000	391,896
8.375%, 5/23/2021		1,795,000	2,032,837
Petroleos Mexicanos, REG S, 3.75%, 2/21/2024	EUR	1,600,000	1,799,523
Plains All American Pipeline LP, 4.5%, 12/15/2026		1,115,000	1,155,816
State Oil Co. of The Azerbaijan Republic, REG S, 4.75%, 3/13/2023		2,000,000	1,980,736
Tesoro Logistics LP, 5.25%, 1/15/2025		1,000,000	1,061,250
WPX Energy, Inc., 6.0%, 1/15/2022		500,000	507,500
			17,939,224
Financials 11.5%
AerCap Ireland Capital DAC, 4.5%, 5/15/2021		1,700,000	1,796,946
Akbank TAS, 144A, 5.0%, 10/24/2022		3,250,000	3,266,250
Bank of America Corp., 3.875%, 8/1/2025		2,000,000	2,049,198
Bank of Ceylon, REG S, 5.325%, 4/16/2018		1,500,000	1,516,875
Citigroup, Inc., 3.3%, 4/27/2025		2,000,000	1,987,336
Credit Suisse Group AG, 144A, 3.574%, 1/9/2023		1,500,000	1,518,033
Credito Real SAB de CV SOFOM ER, 144A, 7.25%, 7/20/2023		500,000	521,875
Morgan Stanley, 6.25%, 8/9/2026		2,000,000	2,401,516
Santander UK Group Holdings PLC, 3.571%, 1/10/2023		1,500,000	1,514,901
The Goldman Sachs Group, Inc., 2.922%*, 10/28/2027 (b)		2,000,000	2,061,478
Turkiye Garanti Bankasi AS, 144A, 5.25%, 9/13/2022		2,000,000	2,036,036
			20,670,444
Health Care 1.5%
Celgene Corp., 3.625%, 5/15/2024		2,000,000	2,049,230
Mallinckrodt International Finance SA, 3.5%, 4/15/2018 (b)		535,000	537,734
Valeant Pharmaceuticals International, Inc., 144A, 6.75%, 8/15/2018 (b)		167,000	166,582
			2,753,546
Industrials 3.2%
Adani Ports & Special Economic Zone Ltd., 144A, 3.5%, 7/29/2020		1,500,000	1,510,823
Huntington Ingalls Industries, Inc., 144A, 5.0%, 12/15/2021		1,500,000	1,553,438
Lima Airport Partners Srl, Series 2007-1, 144A, 6.88%, 6/15/2022		2,435,062	2,599,273
			5,663,534
Information Technology 0.8%
Dell International LLC, 144A, 4.42%, 6/15/2021		1,320,000	1,385,736
Unisys Corp., 6.25%, 8/15/2017		79,000	79,790
			1,465,526
Materials 3.4%
AK Steel Corp., 7.0%, 3/15/2027 (b)		500,000	494,375
Celanese US Holdings LLC, 5.875%, 6/15/2021		1,500,000	1,681,249
Freeport-McMoRan, Inc., 2.375%, 3/15/2018		1,455,000	1,447,725
Glencore Finance Canada Ltd., 144A, 2.7%, 10/25/2017		600,000	601,956
Grupo Idesa SA de CV, 144A, 7.875%, 12/18/2020		1,000,000	872,501
Vedanta Resources PLC, 144A, 6.0%, 1/31/2019		900,000	931,500
			6,029,306
Telecommunication Services 2.8%
AT&T, Inc., 3.4%, 5/15/2025		2,000,000	1,947,652
Frontier Communications Corp., 6.25%, 9/15/2021 (b)		1,000,000	927,500
Level 3 Financing, Inc., 6.125%, 1/15/2021		900,000	930,375
Sprint Capital Corp., 6.9%, 5/1/2019		500,000	534,375
Sprint Spectrum Co., LLC, 144A, 3.36%, 3/20/2023		620,000	625,425
			4,965,327
Utilities 2.3%
Eskom Holdings SOC Ltd., 144A, 6.75%, 8/6/2023		900,000	924,932
Perusahaan Listrik Negara PT, 144A, 5.5%, 11/22/2021		3,000,000	3,273,900
			4,198,832
Total Corporate Bonds (Cost $73,578,062)			73,946,633

Mortgage-Backed Securities Pass-Throughs 0.9%
Federal National Mortgage Association:
0.05%*, 9/1/2038		73,456	77,678
3.0%, with various maturities from 5/1/2027 until 6/1/2027		1,490,518	1,538,624
4.5%, 4/1/2023		37,371	39,508
Government National Mortgage Association:
6.5%, with various maturities from 10/20/2038 until 2/20/2039		20,837	22,560
7.0%, 6/20/2038		7,139	8,399
Total Mortgage-Backed Securities Pass-Throughs (Cost $1,713,984)			1,686,769

Asset-Backed 9.9%
Automobile Receivables 2.5%
Avis Budget Rental Car Funding AESOP LLC:
"B", Series 2014-2A, 144A, 3.29%, 2/20/2021		1,500,000	1,494,670
"C", Series 2015-1A, 144A, 3.96%, 7/20/2021		2,000,000	1,987,597
Skopos Auto Receivables Trust:
"A", Series 2015-1A, 144A, 3.1%, 12/15/2023		710,881	711,818
"A", Series 2015-2A, 144A, 3.55%, 2/15/2020		223,301	223,562
			4,417,647
Credit Card Receivables 0.1%
Citi Holdings Liquidating Unrated Performing Assets, "A", Series 2013-VM, 144A, 3.326%, 8/15/2020		141,101	141,101
Home Equity Loans 0.1%
Home Loan Trust, "A7", Series 2001-HI4, 7.24%, 10/25/2026		48,748	48,336
Renaissance Home Equity Loan Trust:
"AF1", Series 2006-4, 5.545%, 1/25/2037		58,594	33,634
"AF1", Series 2007-2, 5.893%, 6/25/2037		343,522	167,172
Southern Pacific Secured Assets Corp., "A8", Series 1998-2, 6.37%, 7/25/2029		3,574	3,689
			252,831
Miscellaneous 7.2%
Dell Equipment Finance Trust:
"C", Series 2017-1, 144A, 2.95%, 4/22/2022 (c)		270,000	269,995
"D", Series 2017-1, 144A, 3.44%, 4/24/2023 (c)		560,000	559,923
Domino's Pizza Master Issuer LLC:
"A2I", Series 2015-1A, 144A, 3.484%, 10/25/2045		1,975,000	1,983,060
"A2", Series 2012-1A, 144A, 5.216%, 1/25/2042		1,155,875	1,164,886
GoldenTree Loan Opportunities III Ltd., "C", Series 2007-3A, 144A, 2.284%*, 5/1/2022		750,000	750,000
Hilton Grand Vacations Trust, "B", Series 2014-AA, 144A, 2.07%, 11/25/2026		614,982	607,889
North End CLO Ltd., "A", Series 2013-1A, 144A, 2.173%*, 7/17/2025		4,000,000	3,994,836
Octagon Investment Partners XVI Ltd., "B1", Series 2013-1A, 144A, 2.623%*, 7/17/2025		3,500,000	3,487,677
Park Place Securities, Inc., "M2", Series 2004-WHQ2, 1.927%*, 2/25/2035		96,485	96,612
PennyMac LLC, "A1", Series 2015-NPL1, 144A, 4.0%, 3/25/2055		29,419	29,549
			12,944,427
Total Asset-Backed (Cost $17,860,765)			17,756,006

Commercial Mortgage-Backed Securities 2.9%
Banc of America Commercial Mortgage Trust, "AM", Series 2006-3, 5.723%*, 7/10/2044		492,178	353,869
Bear Stearns Commercial Mortgage Securities Trust, "AMFL", Series 2007-PW17, 144A, 1.671%*, 6/11/2050		300,000	300,027
Credit Suisse First Boston Mortgage Securities Corp., "F", Series 2005-C1, 144A, 4.821%, 2/15/2038		594,707	593,079
JPMorgan Chase Commercial Mortgage Securities Corp., "C", Series 2006-LDP6, 5.659%*, 4/15/2043		2,187,476	2,188,855
LB Commercial Mortgage Trust:
"A4B", Series 2007-C3, 5.517%, 7/15/2044		175,482	175,834
"J", Series 1998-C4, 144A, 5.6%, 10/15/2035		1,180,022	1,195,155
Merrill Lynch Mortgage Trust, "A4", Series 2007-C1, 5.836%*, 6/12/2050		384,801	384,814
Total Commercial Mortgage-Backed Securities (Cost $5,430,679)			5,191,633

Collateralized Mortgage Obligations 8.0%
Banc of America Funding Corp., "1A1", Series 2008-R2, 144A, 6.0%, 9/25/2037		78,018	80,776
Countrywide Alternative Loan Trust, "A4", Series 2002-11, 6.25%, 10/25/2032		888	901
Countrywide Home Loan Mortgage Pass Through Trust, "5A1", Series 2005-HY10, 3.197%*, 2/20/2036		143,723	118,170
Fannie Mae Connecticut Avenue Securities, "1M1", Series 2016-C02, 3.132%*, 9/25/2028		1,443,942	1,464,988
Federal Home Loan Mortgage Corp.:
"AI", Series 3953, Interest Only, 3.0%, 2/15/2025		339,464	6,655
"GI", Series 3874, Interest Only, 3.5%, 12/15/2024		1,014,726	12,238
"CI", Series 3880, Interest Only, 3.5%, 1/15/2025		296,910	6,117
"PI", Series 4485, Interest Only, 3.5%, 6/15/2045		6,527,811	1,054,815
"PI", Series 3940, Interest Only, 4.0%, 2/15/2041		1,656,982	240,356
"LG", Series 4281, 4.0%, 1/15/2043		2,836,330	2,962,899
"MI", Series 3826, Interest Only, 4.5%, 7/15/2018		183,738	3,246
"C31", Series 303, Interest Only, 4.5%, 12/15/2042		4,491,651	886,395
"XS", Series 2470, Interest Only, 6.006%**, 2/15/2031		686,830	94,033
"LA", Series 1343, 8.0%, 8/15/2022		32,651	36,234
"PK", Series 1751, 8.0%, 9/15/2024		139,660	158,539
Federal National Mortgage Association:
"DI", Series 2012-153, Interest Only, 3.5%, 1/25/2028		3,639,205	396,592
"KI", Series 2014-30, Interest Only, 3.5%, 5/25/2033		2,513,771	288,664
"21", Series 343, Interest Only, 4.0%, 9/25/2018		70,615	1,414
"BI", Series 2011-42, Interest Only, 4.0%, 8/25/2025		37,703	772
"DE", Series 2014-18, 4.0%, 8/25/2042		2,958,636	3,103,683
"9", Series 406, Interest Only, 4.5%, 2/25/2041		1,445,757	309,068
"IX", Series 2012-72, Interest Only, 4.5%, 7/25/2042		972,441	192,954
"IM", Series 2014-72, Interest Only, 4.5%, 3/25/2044		2,079,139	337,099
"27", Series 351, Interest Only, 5.0%, 4/25/2019		82,875	2,921
"2", Series 350, Interest Only, 5.5%, 3/25/2034		169,319	37,183
Freddie Mac Structured Agency Credit Risk Debt Notes, "M1", Series 2013-DN1, 4.382%*, 7/25/2023		697,411	706,810
Government National Mortgage Association:
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044		2,194,688	290,371
"HI", Series 2015-77, Interest Only, 4.0%, 5/20/2045		3,635,221	688,674
"IM", Series 2010-23, Interest Only, 4.5%, 2/20/2038		61,075	1,438
"YI", Series 2009-118, Interest Only, 4.5%, 5/20/2038		135,077	6,662
"PI", Series 2014-108, Interest Only, 4.5%, 12/20/2039		1,807,830	293,588
"IP", Series 2014-115, Interest Only, 4.5%, 2/20/2044		1,273,393	225,556
"IP", Series 2009-118, Interest Only, 6.5%, 12/16/2039		480,158	120,299
MLCC Mortgage Investors, Inc., "1A", Series 2004-1, 3.025%*, 12/25/2034		30,056	29,570
Residential Asset Mortgage Products, Inc., "A4", Series 2004-SL4, 7.0%, 7/25/2032		176,712	178,585
Washington Mutual Mortgage Pass-Through Certificates Trust, "2A3", Series 2003-S6, 4.75%, 7/25/2018		14,126	14,153
Washington Mutual MSC Mortgage Pass-Through Certificates Trust, "3A1", Series 2003-MS2, 5.0%, 3/25/2018		13,273	13,352
Total Collateralized Mortgage Obligations (Cost $13,314,257)			14,365,770

Government & Agency Obligations 25.5%
Other Government Related (d) 3.4%
Black Sea Trade & Development Bank, 144A, 4.875%, 5/6/2021		900,000	952,236
Novolipetsk Steel, 144A, 4.5%, 6/15/2023		1,500,000	1,522,500
Sberbank of Russia, 144A, 5.125%, 10/29/2022		2,000,000	2,070,968
Vnesheconombank, 144A, 6.025%, 7/5/2022		1,500,000	1,608,450
			6,154,154
Sovereign Bonds 8.5%
Export Credit Bank of Turkey, 144A, 5.375%, 10/24/2023		2,000,000	2,005,000
Mexican Udibonos Inflation-Linked Bond, Series S, 2.0%, 6/9/2022	MXN	22,463,190	1,123,849
Perusahaan Penerbit SBSN Indonesia III, 144A, 3.4%, 3/29/2022		1,125,000	1,133,437
Republic of Angola, 144A, 9.5%, 11/12/2025		1,000,000	1,047,260
Republic of Argentina, 5.625%, 1/26/2022		1,053,000	1,096,700
Republic of Armenia, 144A, 6.0%, 9/30/2020		900,000	946,080
Republic of Ghana, 144A, 9.25%, 9/15/2022 (b)		1,085,000	1,149,666
Republic of Namibia, 144A, 5.25%, 10/29/2025		1,800,000	1,822,500
Republic of Portugal, 144A, 5.125%, 10/15/2024		1,200,000	1,171,380
Republic of Sri Lanka, 144A, 5.75%, 1/18/2022		485,000	501,411
United Mexican States, Series M, 5.75%, 3/5/2026	MXN	67,819,400	3,272,400
			15,269,683
U.S. Government Sponsored Agency 0.3%
Federal Home Loan Bank, 1.0%, 6/21/2017		445,000	445,125
U.S. Treasury Obligations 13.3%
U.S. Treasury Bills:
0.495%***, 6/1/2017 (e)		361,000	360,787
0.556%***, 6/1/2017 (e)		897,000	896,471
0.59%***, 8/10/2017 (e)		75,000	74,832
U.S. Treasury Notes:
0.75%, 10/31/2017 (f)		11,460,000	11,444,781
0.75%, 3/31/2018		190,000	189,332
0.75%, 9/30/2018		900,000	894,270
2.25%, 2/15/2027		10,000,000	9,970,700
			23,831,173
Total Government & Agency Obligations (Cost $45,181,002)			45,700,135

Loan Participations and Assignments 0.1%
Senior Loans*
Answers Corp., Second Lien Term Loan, 10.0%, 10/3/2022****		500,000	12,190
Fairway Group Acquisition Co.:
Term Loan, 10.0%, 1/3/2020 (PIK)		58,670	45,716
Term Loan, 11.0%, 10/3/2021 (PIK)		51,222	28,377
Southcross Holdings Borrower LP, Term Loan B, 3.5% Cash, 5.5% PIK, 4/13/2023		138,735	124,862
Total Loan Participations and Assignments (Cost $730,526)			211,145

	Shares	Value ($)

Common Stocks 0.0%
Consumer Staples 0.0%
Fairway Group Acquisition Co.****	980	0
Energy 0.0%
Southcross Holding GP LLC****	148	0
Southcross Holding LP "A"****	148	75,233
		75,233
Total Common Stocks (Cost $279,346)		75,233

Exchange-Traded Funds 7.2%
iShares iBoxx $ High Yield Corporate Bond ETF	80,000	7,049,600
PowerShares Senior Loan Portfolio	250,000	5,820,000
Total Exchange-Traded Funds (Cost $12,875,400)		12,869,600

Securities Lending Collateral 3.8%
Deutsche Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.66% (g) (h) (Cost $6,827,173)	6,827,173	6,827,173

Cash Equivalents 2.4%
Deutsche Central Cash Management Government Fund, 0.80% (g) (Cost $4,360,892)	4,360,892	4,360,892

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $182,152,086)†	101.9	182,990,989
Other Assets and Liabilities, Net	(1.9)	(3,474,872)
Net Assets	100.0	179,516,117

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of April 30, 2017.

** These securities are shown at their current rate as of April 30, 2017.

*** Annualized yield at time of purchase; not a coupon rate.

****Non-income producing security.

† The cost for federal income tax purposes was $182,152,546. At April 30, 2017, net unrealized appreciation for all securities based on tax cost was $838,443. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,184,842 and aggregate gross unrealized appreciation for all securities in which there was an excess of tax cost over value of $2,346,399.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at April 30, 2017 amounted to $6,646,314, which is 3.7% of net assets.

(c) When-issued security.

(d) Government-backed debt issued by financial companies or government sponsored enterprises.

(e) At April 30, 2017, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) At April 30, 2017, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(g) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(h) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

JSC: Joint Stock Company

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At April 30, 2017, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year Australian Treasury Bond	AUD	6/15/2017	68	6,605,093	173,222
5 Year U.S. Treasury Note	USD	6/30/2017	5	592,031	1,045
Total unrealized appreciation					174,267

At April 30, 2017, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year U.S. Treasury Note	USD	6/21/2017	29	3,645,844	(68,030)
Ultra 10 Year U.S. Treasury Note	USD	6/21/2017	60	8,127,188	(95,752)
Total unrealized depreciation					(163,782)

At April 30, 2017, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Effective/Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
12/16/2015 12/16/2018	40,400,000	Fixed — 1.75%	Floating — 3-Month LIBOR	(360,144)	(73,457)
12/16/2015 12/16/2019	71,000,000	Fixed — 2.0%	Floating — 3-Month LIBOR	(1,022,986)	(136,149)
12/16/2015 12/16/2017	113,000,000	Floating — 3-Month LIBOR	Fixed — 1.25%	315,852	157,828
Total net unrealized depreciation					(51,778)

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at April 30, 2017 is 1.17%.

As of April 30, 2017, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
MXN	117,000,000	USD	6,234,846	7/20/2017	102,235	Toronto-Dominion Bank

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	4,179,000	USD	4,555,524	7/26/2017	(17,175)	Citigroup, Inc.

Currency Abbreviations
AUD Australian Dollar EUR Euro MXN Mexican Peso USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, interest rate swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2017 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (i)
Corporate Bonds	$ —	$ 73,946,633	$ —	$ 73,946,633
Mortgage-Backed Securities Pass-Throughs	—	1,686,769	—	1,686,769
Asset-Backed	—	17,614,905	141,101	17,756,006
Commercial Mortgage-Backed Securities	—	5,191,633	—	5,191,633
Collateralized Mortgage Obligations	—	14,365,770	—	14,365,770
Government & Agency Obligations	—	45,700,135	—	45,700,135
Loan Participations and Assignments	—	137,052	74,093	211,145
Common Stocks	—	75,233	0	75,233
Exchange-Traded Funds	12,869,600	—	—	12,869,600
Short-Term Investments (i)	11,188,065	—	—	11,188,065
Derivatives (j)
Futures Contracts	174,267	—	—	174,267
Interest Rate Swap Contracts	—	157,828	—	157,828
Forward Foreign Currency Exchange Contracts	—	102,235	—	102,235
Total	$ 24,231,932	$ 158,978,193	$ 215,194	$ 183,425,319
Liabilities	Level 1	Level 2	Level 3	Level 2

Derivatives (j)
Futures Contracts	$ (163,782)	$ —	$ —	$ (163,782)
Interest Rate Swap Contracts	—	(209,606)	—	(209,606)
Forward Foreign Currency Exchange Contracts	—	(17,175)	—	(17,175)
Total	$ (163,782)	$ (226,781)	$ —	$ (390,563)

During the period ended April 30, 2017, the amount of transfers between Level 2 and
Level 3 was $396,269. The investments were transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity.

Transfers between price levels are recognized at the beginning of the reporting period.

(i) See Investment Portfolio for additional detailed categorizations.

(j) Derivatives include unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of April 30, 2017 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $170,964,021) — including $6,646,314 of securities loaned	$ 171,802,924
Investment in Deutsche Government & Agency Securities Portfolio (cost $6,827,173)*	6,827,173
Investment in Deutsche Central Cash Management Government Fund (cost $4,360,892)	4,360,892
Total investments in securities, at value (cost $182,152,086)	182,990,989
Cash	4,363,372
Foreign currency, at value (cost $6,055,783)	6,064,641
Receivable for investments sold	2,462,657
Receivable for Fund shares sold	59,699
Dividends receivable	24,614
Interest receivable	1,418,225
Receivable for variation margin on futures contracts	14,767
Receivable for variation margin on centrally cleared swaps	15,506
Unrealized appreciation on forward foreign currency exchange contracts	102,235
Foreign taxes recoverable	683
Other assets	51,844
Total assets	197,569,232
Liabilities
Payable upon return of securities loaned	6,827,173
Payable for investments purchased	9,471,254
Payable for investments purchased — when-issued/delayed delivery securities	829,918
Payable for Fund shares redeemed	488,318
Unrealized depreciation on forward foreign currency exchange contracts	17,175
Distributions payable	53,728
Accrued management fee	48,757
Accrued Trustees' fees	6,788
Other accrued expenses and payables	310,004
Total liabilities	18,053,115
Net assets, at value	$ 179,516,117

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited) (continued)
Net Assets Consist of
Undistributed net investment income	1,043,540
Net unrealized appreciation (depreciation) on: Investments	838,903
Swap contracts	(51,778)
Futures	10,485
Foreign currency	97,228
Accumulated net realized gain (loss)	(61,103,042)
Paid-in capital	238,680,781
Net assets, at value	$ 179,516,117
Net Asset Value
Class A Net Asset Value and redemption price per share ($59,840,210 ÷ 6,952,204 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.61
Maximum offering price per share (100 ÷ 97.25 of $8.61)	$ 8.85

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($25,678,920 ÷ 2,983,491 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 8.61
Class R6 Net Asset Value, offering and redemption price per share ($10,519 ÷ 1,222 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.61
Class S Net Asset Value, offering and redemption price per share ($59,466,938 ÷ 6,902,565 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.62
Institutional Class Net Asset Value, offering and redemption price per share ($34,519,530 ÷ 4,006,580 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.62

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended April 30, 2017 (Unaudited)
Investment Income
Income: Interest	$ 2,697,391
Dividends	106,298
Income distributions — Deutsche Central Cash Management Government Fund	21,453
Securities lending income, net of borrower rebates	30,362
Total income	2,855,504
Expenses: Management fee	385,833
Administration fee	96,458
Services to shareholders	136,853
Distribution and service fees	228,607
Custodian fee	13,270
Professional fees	76,619
Reports to shareholders	27,549
Registration fees	38,713
Trustees' fees and expenses	8,369
Other	21,949
Total expenses before expense reductions	1,034,220
Expense reductions	(51,222)
Total expenses after expense reduction	982,998
Net investment income	1,872,506
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(251,085)
Swap contracts	(417,522)
Futures	16,384
Written options	146,032
Foreign currency	(1,575,222)
(2,081,413)
Change in net unrealized appreciation (depreciation) on: Investments	2,349,355
Swap contracts	1,190,518
Futures	498,030
Written options	(21,016)
Foreign currency	443,890
4,460,777
Net gain (loss)	2,379,364
Net increase (decrease) in net assets resulting from operations	$ 4,251,870

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016

Operations: Net investment income	$ 1,872,506	$ 6,417,454
Net realized gain (loss)	(2,081,413)	(7,690,991)
Change in net unrealized appreciation (depreciation)	4,460,777	4,044,894
Net increase (decrease) in net assets resulting from operations	4,251,870	2,771,357
Distributions to shareholders from: Net investment income: Class A	(597,371)	(2,227,667)
Class B	—	(337)*
Class C	(125,901)	(441,608)
Class R6	(101)	(211)
Class S	(553,499)	(1,748,266)
Institutional Class	(351,145)	(1,056,453)
Net realized gains: Class A	(81,878)	(1,030,523)
Class B	—	(1,708)*
Class C	(30,842)	(317,047)
Class R6	(11)	(67)
Class S	(58,527)	(845,807)
Institutional Class	(38,748)	(408,355)
Total distributions	(1,838,023)	(8,078,049)
Fund share transactions: Proceeds from shares sold	19,866,935	39,831,682
Reinvestment of distributions	1,626,569	7,271,869
Payments for shares redeemed	(58,889,184)	(261,859,861)
Net increase (decrease) in net assets from Fund share transactions	(37,395,680)	(214,756,310)
Increase (decrease) in net assets	(34,981,833)	(220,063,002)
Net assets at beginning of period	214,497,950	434,560,952
Net assets at end of period (including undistributed net investment income of $1,043,540 and $799,051, respectively)	$ 179,516,117	$ 214,497,950

* For the period from November 1, 2015 to February 10, 2016 (see Note A).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Six Months Ended 4/30/17 (Unaudited)	Years Ended October 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 8.50	$ 8.55	$ 8.96	$ 9.02	$ 9.05	$ 8.89
Income (loss) from investment operations: Net investment income[a]	.08	.19	.20	.20	.23	.30
Net realized and unrealized gain (loss)	.11	(.02)	(.42)	(.06)	(.03)	.16
Total from investment operations	.19	.17	(.22)	.14	.20	.46
Less distributions from: Net investment income	(.07)	(.16)	(.19)	(.20)	(.23)	(.30)
Net realized gains	(.01)	(.06)	—	—	—	—
Total distributions	(.08)	(.22)	(.19)	(.20)	(.23)	(.30)
Net asset value, end of period	$ 8.61	$ 8.50	$ 8.55	$ 8.96	$ 9.02	$ 9.05
Total Return (%)[b]	2.24c**	2.02	(2.33)	1.48	2.21	5.22[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	60	86	163	273	223	103
Ratio of expenses before expense reductions (%)	1.06*	1.01	.94	.92	.95	1.03
Ratio of expenses after expense reductions (%)	1.03*	1.01	.94	.92	.95	.93
Ratio of net investment income (%)	1.92*	2.22	2.32	2.28	2.47	3.40
Portfolio turnover rate (%)	52**	61	46	57	39	65

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class C	Six Months Ended 4/30/17 (Unaudited)	Years Ended October 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 8.50	$ 8.55	$ 8.96	$ 9.02	$ 9.05	$ 8.88
Income (loss) from investment operations: Net investment income[a]	.05	.12	.14	.14	.16	.24
Net realized and unrealized gain (loss)	.11	(.01)	(.42)	(.06)	(.03)	.16
Total from investment operations	.16	.11	(.28)	.08	.13	.40
Less distributions from: Net investment income	(.04)	(.10)	(.13)	(.14)	(.16)	(.23)
Net realized gains	(.01)	(.06)	—	—	—	—
Total distributions	(.05)	(.16)	(.13)	(.14)	(.16)	(.23)
Net asset value, end of period	$ 8.61	$ 8.50	$ 8.55	$ 8.96	$ 9.02	$ 9.05
Total Return (%)[b]	1.98c**	1.14	(3.06)	.72	1.52	4.40[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26	31	49	75	59	35
Ratio of expenses before expense reductions (%)	1.82*	1.77	1.70	1.67	1.72	1.81
Ratio of expenses after expense reductions (%)	1.78*	1.77	1.70	1.67	1.72	1.67
Ratio of net investment income (%)	1.17*	1.46	1.56	1.54	1.71	2.67
Portfolio turnover rate (%)	52**	61	46	57	39	65

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class R6	Six Months Ended 4/30/17 (Unaudited)	Year Ended 10/31/16	Period Ended 10/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$ 8.50	$ 8.55	$ 8.65
Income (loss) from investment operations: Net investment income[b]	.09	.20	.15
Net realized and unrealized gain (loss)	.11	(.01)	(.10)
Total from investment operations	.20	.19	.05
Less distributions from: Net investment income	(.08)	(.18)	(.15)
Net realized gains	(.01)	(.06)	—
Total distributions	(.09)	(.24)	(.15)
Net asset value, end of period	$ 8.61	$ 8.50	$ 8.55
Total Return (%)	2.39c**	2.21[c]	.55**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	11	10	10
Ratio of expenses before expense reductions (%)	.89*	.86	.75*
Ratio of expenses after expense reductions (%)	.76*	.84	.75*
Ratio of net investment income (%)	2.23*	2.35	2.25*
Portfolio turnover rate (%)	52**	61	46[d]

[a] For the period from February 2, 2015 (commencement of operations) to October 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Represents the Fund's portfolio turnover rate for the year ended October 31, 2015.

* Annualized

** Not annualized

Class S	Six Months Ended 4/30/17 (Unaudited)	Years Ended October 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 8.51	$ 8.55	$ 8.96	$ 9.03	$ 9.06	$ 8.90
Income (loss) from investment operations: Net investment income[a]	.09	.20	.22	.22	.25	.32
Net realized and unrealized gain (loss)	.11	—	(.42)	(.07)	(.03)	.16
Total from investment operations	.20	.20	(.20)	.15	.22	.48
Less distributions from: Net investment income	(.08)	(.18)	(.21)	(.22)	(.25)	(.32)
Net realized gains	(.01)	(.06)	—	—	—	—
Total distributions	(.09)	(.24)	(.21)	(.22)	(.25)	(.32)
Net asset value, end of period	$ 8.62	$ 8.51	$ 8.55	$ 8.96	$ 9.03	$ 9.06
Total Return (%)	2.50b**	2.18[b]	(2.27)	1.66	2.41[b]	5.50[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	59	59	160	339	199	42
Ratio of expenses before expense reductions (%)	.89*	.85	.77	.75	.79	.89
Ratio of expenses after expense reductions (%)	.78*	.84	.77	.75	.77	.68
Ratio of net investment income (%)	2.19*	2.41	2.53	2.47	2.63	3.62
Portfolio turnover rate (%)	52**	61	46	57	39	65
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Institutional Class	Six Months Ended 4/30/17 (Unaudited)	Years Ended October 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 8.51	$ 8.56	$ 8.97	$ 9.03	$ 9.06	$ 8.90
Income (loss) from investment operations: Net investment income[a]	.09	.21	.23	.23	.25	.32
Net realized and unrealized gain (loss)	.11	(.01)	(.42)	(.06)	(.03)	.16
Total from investment operations	.20	.20	(.19)	.17	.22	.48
Less distributions from: Net investment income	(.08)	(.19)	(.22)	(.23)	(.25)	(.32)
Net realized gains	(.01)	(.06)	—	—	—	—
Total distributions	(.09)	(.25)	(.22)	(.23)	(.25)	(.32)
Net asset value, end of period	$ 8.62	$ 8.51	$ 8.56	$ 8.97	$ 9.03	$ 9.06
Total Return (%)	2.38b**	2.31	(2.08)	1.73	2.43	5.49[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	35	39	62	123	56	31
Ratio of expenses before expense reductions (%)	.79*	.74	.69	.68	.73	.80
Ratio of expenses after expense reductions (%)	.78*	.74	.69	.68	.73	.68
Ratio of net investment income (%)	2.19*	2.49	2.61	2.55	2.70	3.64
Portfolio turnover rate (%)	52**	61	46	57	39	65
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Fixed Income Opportunities Fund (the "Fund") is a diversified series of Deutsche Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America  ("U.S. GAAP")which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. These securities are generally categorized as Level 2. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 3.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1 securities.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended April 30, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of April 30, 2017, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.10% annualized effective rate as of April 30, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of April 30, 2017, the Fund had securities on loan, which were classified as corporate bonds and government & agency obligations in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements as of April 30, 2017
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds	$ 5,641,810	$ —	$ —	$ —	$ 5,641,810
Government & Agency Obligations	1,185,363	—	—	—	1,185,363
Total	$ 6,827,173	$ —	$ —	$ —	$ 6,827,173
Gross amount of recognized liabilities for securities lending transactions					$ 6,827,173

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund's ability to participate in restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2016, the Fund had a net tax basis capital loss carryforward of approximately $59,299,000, including $19,759,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2017 ($17,224,000), October 31, 2018 ($841,000) and October 31, 2019 ($1,694,000), whichever occurs first; and approximately $39,540,000 of post-enactment losses, which may be applied against realized taxable capital gains indefinitely, including short-term losses ($19,175,000) and long-term losses ($20,365,000).

The Fund has reviewed the tax positions for the open tax years as of October 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts, swap contracts, paydown losses on mortgage-backed securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended April 30, 2017, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of April 30, 2017 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2017, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $224,400,000 to $329,200,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the six months ended April 30, 2017, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics, or to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

There were no open credit default swap contracts as of April 30, 2017. For the six months ended April 30, 2017, the investment in credit default swap contracts purchased had a total notional amount generally indicative of a range from $0 to $5,290,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the six months ended April 30, 2017, the Fund entered into options on currency futures in order to enhance gains.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no open option contracts as of April 30, 2017. For the six months ended April 30, 2017, the investment in purchased option contracts had a total value generally indicative of a range from $0 to approximately $172,000, and written option contracts had a total value generally indicative of a range from $0 to approximately $146,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended April 30, 2017, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of April 30, 2017, is included in a table following the Fund’s Investment Portfolio. For the six months ended April 30, 2017, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $6,616,000 to $11,046,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $11,773,000 to $27,976,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended April 30, 2017, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of April 30, 2017 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2017, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $10,790,000 to $28,228,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $26,325,000.

The following tables summarize the value of the Fund's derivative instruments held as of April 30, 2017 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ 157,828	$ 174,267	$ 332,095
Foreign Exchange Contracts (b)	102,235	—	—	102,235
	$ 102,235	$ 157,828	$ 174,267	$ 434,330

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of centrally cleared swap and futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Investments in securities, at value (includes purchase options) and unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (c)	$ —	$ (209,606)	$ (163,782)	$ (373,388)
Foreign Exchange Contracts (d)	(17,175)	—	—	(17,175)
	$ (17,175)	$ (209,606)	$ (163,782)	$ (390,563)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(c) Includes cumulative depreciation of centrally cleared swap and futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(d) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended April 30, 2017 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (e)	$ —	$ —	$ —	$ (317,823)	$ 16,384	$ (301,439)
Credit Contracts (e)	—	—	—	(99,699)	—	(99,699)
Foreign Exchange Contracts (f)	264,032	146,032	(1,640,753)	—	—	(1,230,689)
	$ 264,032	$ 146,032	$ (1,640,753)	$ (417,522)	$ 16,384	$ (1,631,827)

Each of the above derivatives is located in the following Statement of Operations accounts:

(e) Net realized gain (loss) from futures and swap contracts

(f) Net realized gain (loss) from investments (includes purchased options) and forward currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Appreciation (Depreciation)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (g)	$ —	$ —	$ —	$ 1,020,053	$ 498,030	$ 1,518,083
Credit Contracts (g)	—	—	—	170,465	—	170,465
Foreign Exchange Contracts (h) (i)	28,984	(21,016)	447,316	—	—	455,284
	$ 28,984	$ (21,016)	$ 447,316	$ 1,190,518	$ 498,030	$ 2,143,832

Each of the above derivatives is located in the following Statement of Operations accounts:

(g) Change in net unrealized appreciation (depreciation) on swap contracts and futures contracts

(h) Change in net unrealized appreciation (depreciation) on forward currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(i) Change in net unrealized appreciation (depreciation) on investments (includes purchased options) and written options, respectively

As of April 30, 2017, the Fund has transactions subject to enforceable master netting agreements, which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Toronto-Dominion Bank	$ 102,235	$ —	$ —	$ 102,235
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Citigroup, Inc.	$ 17,175	$ —	$ —	$ 17,175

C. Purchases and Sales of Securities

During the six months ended April 30, 2017, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $81,378,749 and $100,866,616, respectively. Purchases and sales of U.S. Treasury securities aggregated $10,012,931 and $18,903,968, respectively.

For the six months ended April 30, 2017, transactions for written options on futures contracts were as follows:

	Contracts	Premium
Outstanding, beginning of period	400	$ 167,016
Options bought back	(400)	(167,016)
Outstanding, end of period	—	$ —

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Deutsche Alternative Asset Management (Global) Limited (DAAM Global), also an indirect, wholly owned subsidiary of Deutsche Bank AG, serves as subadvisor for the Fund and, as such, provides portfolio manager services to the Fund. Pursuant to a sub-advisory agreement between DIMA and DAAM Global, DIMA, not the Fund, compensates DAAM Global for the services it provides to the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.400%
Next $500 million of such net assets	.385%
Next $1.0 billion of such net assets	.370%
Over $2.0 billion of such net assets	.355%

Accordingly, for the six months ended April 30, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.40% of the Fund's average daily net assets.

For the period from November 1, 2016 through September 30, 2017 (through January 31, 2017 and January 31, 2018 for Class R6 shares and Class S shares, respectively), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.03%
Class C	1.78%
Class R6	.78%
Class S	.78%
Institutional Class	.78%

Effective February 1, 2017 through January 31, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of Class R6 Shares to 0.74%.

For the six months ended April 30, 2017, fees waived and/or expenses reimbursed for certain classes are as follows:

Class A	$ 12,269
Class C	5,358
Class R6	7
Class S	31,302
Institutional Class	2,286
$ 51,222

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2017, the Administration Fee was $96,458, of which $14,906 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2017, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at April 30, 2017
Class A	$ 3,668	$ 2,562
Class C	976	654
Class R6	10	6
Class S	2,259	1,572
Institutional Class	614	427
	$ 7,527	$ 5,221

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended April 30, 2017, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2017
Class C	$ 104,840	$ 16,048

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2017, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2017	Annualized Rate
Class A	$ 89,031	$ 39,904.25%
Class C	34,736	16,877.25%
	$ 123,767	$ 56,781

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2017 aggregated $546.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the six months ended April 30, 2017, the CDSC for the Class C shares aggregated $589. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $11,827, of which $9,811 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the six months ended April 30, 2017, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $2,299.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Fund Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at April 30, 2017.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2017		Year Ended October 31, 2016
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	423,390	$ 3,611,231	1,784,271	$ 14,975,963
Class B	—	—	18*	242*
Class C	31,458	268,319	337,979	2,835,145
Class S	1,504,773	12,889,042	1,706,492	14,338,404
Institutional Class	362,724	3,098,343	908,849	7,681,928
		$ 19,866,935		$ 39,831,682
Shares issued to shareholders in reinvestment of distributions
Class A	72,786	$ 620,861	362,331	$ 3,043,527
Class B	—	—	237*	2,001*
Class C	16,147	137,862	79,436	667,007
Class R6	13	110	33	279
Class S	64,144	548,025	269,889	2,268,113
Institutional Class	37,433	319,711	153,551	1,290,942
		$ 1,626,569		$ 7,271,869
Shares redeemed
Class A	(3,610,051)	$ (30,824,303)	(11,173,833)	$ (93,733,219)
Class B	—	—	(30,129)*	(253,467)*
Class C	(736,040)	(6,270,173)	(2,515,339)	(21,071,760)
Class S	(1,582,842)	(13,513,117)	(13,732,243)	(115,450,540)
Institutional Class	(969,776)	(8,281,591)	(3,736,457)	(31,350,875)
		$ (58,889,184)		$ (261,859,861)
Net increase (decrease)
Class A	(3,113,875)	$ (26,592,211)	(9,027,231)	$ (75,713,729)
Class B	—	—	(29,874)*	(251,224)*
Class C	(688,435)	(5,863,992)	(2,097,924)	(17,569,608)
Class R6	13	110	33	279
Class S	(13,925)	(76,050)	(11,755,862)	(98,844,023)
Institutional Class	(569,619)	(4,863,537)	(2,674,057)	(22,378,005)
		$ (37,395,680)		$ (214,756,310)

* For the period from November 1, 2015 to February 10, 2016 (see Note A).

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2016 to April 30, 2017).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2017 (Unaudited)
Actual Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 11/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/17	$ 1,022.40	$ 1,019.80	$ 1,023.90	$ 1,025.00	$ 1,023.80
Expenses Paid per $1,000*	$ 5.16	$ 8.91	$ 3.81	$ 3.92	$ 3.91
Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 11/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/17	$ 1,019.69	$ 1,015.97	$ 1,021.03	$ 1,020.93	$ 1,020.93
Expenses Paid per $1,000*	$ 5.16	$ 8.90	$ 3.81	$ 3.91	$ 3.91

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
Deutsche Fixed Income Opportunities Fund	1.03%	1.78%	.76%	.78%	.78%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Fixed Income Opportunities Fund’s (formerly known as Deutsche Ultra-Short Duration Fund) (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 3rd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the five-year period and has underperformed its benchmark in the one- and three-year periods ended December 31, 2015. The Board noted that, effective August 1, 2016, the Fund’s investment process, strategy, and name was changed and Deutsche Alternative Asset Management (Global) Limited was appointed as a sub-adviser to the Fund.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Sub-Advisory Agreement Board Considerations and Fee Evaluation

At a meeting held in February 2017, the Board of Trustees of Deutsche Income Trust (hereinafter referred to as the "Board") approved an amended and restated sub-advisory agreement (the "New Sub-Advisory Agreement") between Deutsche Investment Management Americas Inc. ("DIMA") and Deutsche Alternative Asset Management (Global) Limited ("DAAM Global"), a U.K.-based affiliate of DIMA and an indirect, wholly owned subsidiary of Deutsche Bank AG, on behalf of Deutsche Fixed Income Opportunities Fund (the "Fund") to adopt a revised sub-advisory fee schedule. DIMA proposed to amend and restate the then current sub-advisory agreement (the "Prior Sub-Advisory Agreement") in connection with the relocation of one of the Fund's portfolio managers from New York (DIMA) to London (DAAM Global) and DIMA's review of the internal allocation of sub-advisory fees to DAAM Global when there are fund portfolio managers in both New York and London. The Board noted that the New Sub-Advisory Agreement would reduce the amount of the Fund's advisory fee paid by DIMA to DAAM under the Prior Sub-Advisory Agreement. The Board considered that the New Sub-Advisory Agreement would not impact the Fund's advisory fee or expenses and that DIMA would continue to be responsible for paying DAAM Global from its fees as investment advisor to the Fund. The New Sub-Advisory Agreement became effective on March 1, 2017.

In connection with its review of the New Sub-Advisory Agreement, the Board noted that it approved the Prior Sub-Advisory Agreement in May 2016 and most recently approved the renewal of the investment advisory agreement with DIMA pursuant to a process that concluded in September 2016. In addition, the Board considered:

— With the exception of the revised sub-advisory fee schedule, the terms of the New Sub-Advisory Agreement remained substantially the same as the Prior Sub-Advisory Agreement.

— DIMA's statement that the revised sub-advisory fee schedule is consistent with sub-advisory fees for other Deutsche funds sub-advised by DAAM Global and that the revised sub-advisory fee schedule fairly tracks the resource allocation between DIMA and DAAM Global in providing services to the Fund.

Based on all of the information considered, the Board concluded that the revised sub-advisory fee schedule was reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and DAAM Global. The Board unanimously determined that approval of the New Sub-Advisory Agreement was in the best interests of the Fund.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SDUAX	SDUCX	SDUSX	MGSFX
CUSIP Number	25155T 833	25155T 858	25155T 866	25155T 874
Fund Number	434	734	2334	557

For shareholders of Class R6
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	SDURX
CUSIP Number	25155T 411
Fund Number	1618

Privacy Statement

FACTS	What Does Deutsche Asset Management Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share can include:

— Social Security number

— Account balances

— Purchase and transaction history

— Bank account information

— Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset Management chooses to share and whether you can limit this sharing.
Reasons we can share your personal information	Does Deutsche Asset Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	Deutsche AM Distributors, Inc; Deutsche Investment Management Americas Inc.; Deutsche AM Investor Services, Inc.; Deutsche AM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Deutsche Asset Management collect my personal information?

We collect your personal information, for example, when you:

— open an account

— give us your contact information

— provide bank account information for ACH or wire transactions

— tell us where to send money

— seek advice about your investments

Why can't I limit all sharing?

Federal law gives you the right to limit only

— sharing for affiliates' everyday business purposes — information about your creditworthiness

— affiliates from using your information to market to you

— sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset Management does not jointly market.
Rev. 09/2016

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Fixed Income Opportunities Fund, a series of Deutsche Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	6/29/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	6/29/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	6/29/2017